Ultra Series Fund
Supplement Dated November 6, 2013
This Supplement amends the Prospectus of the Ultra Series Fund dated May 1, 2013, as supplemented May 17, 2013

Please keep this Supplement with your records.

International Stock Fund

The International Stock Fund (the “Fund”), which is a series of the Ultra Series Fund (the “Trust”), is managed using a “manager of managers” approach whereby the Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), may manage some or all of the Fund’s assets and may allocate some or all of the Fund’s assets among one or more specialist subadvisers. Madison selects subadvisers for the Fund which it believes will provide the Fund with high-quality investment management services consistent with the Fund’s investment objective.

At a meeting held on November 5, 2013, Madison recommended to the Board of Trustees of the Fund that the Fund’s current subadviser, Lazard Asset Management LLC, be replaced by NorthRoad Capital Management LLC (“NorthRoad”), an affiliate of Madison. This recommendation was made for a variety of reasons, including the performance record of NorthRoad and the opportunity to reduce the Fund’s annual management fee from 1.20% to 1.15%. The Board of Trustees approved this subadviser change, subject to shareholder approval.

As a result of the foregoing, shareholders of the Fund as of November 5, 2013 will be receiving a proxy statement which describes the proposed change in subadviser in more detail. If shareholders of the Fund approve a new subadvisory agreement between Madison and NorthRoad at a special meeting of shareholders to be held on December 27, 2013, it is expected that the change in subadviser for the Fund will take effect on December 31, 2013.